   As filed with the Securities and Exchange Commission 0n September 22, 1999.
                                                     1933 Act File No. 33-1121
                                                     1940 Act File No. 811-4443


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14


                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933   ___

                          PRE-EFFECTIVE AMENDMENT NO. 1    _X_

                        POST-EFFECTIVE AMENDMENT NO. ___   ___


                          EATON VANCE INVESTMENT TRUST
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

          The Eaton Vance Building, 255 State Street, Boston, MA 02109
          ------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (617) 482-8260
                         -------------------------------
                         (Registrant's Telephone Number)

                                 ALAN R. DYNNER
          The Eaton Vance Building, 255 State Street, Boston, MA 02109
          ------------------------------------------------------------
                     (Name and Address of Agent for Service)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Registrant  incorporates  by  reference  all  the  documents  contained  in  its registration statement filed on August 24, 1999 (Accession No. 0000950156-99-000550) except the prospectus/proxy statement and Part C, which are filed herewith.

Pursuant to Rule 488 under the Securities Act of 1933, the registration statement will become effective on September 23, 1999.

                             EATON VANCE CONNECTICUT
                        LIMITED MATURITY MUNICIPALS FUND
                              EATON VANCE MICHIGAN
                        LIMITED MATURITY MUNICIPALS FUND
     THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MASSACHUSETTS 02109

--------------------------------------------------------------------------------
                                                              September 23, 1999

Dear Shareholder:

     A Special Meeting of Shareholders of Eaton Vance Connecticut and Michigan Limited Maturity Municipals Funds (the "State Funds"), series of Eaton Vance Investment Trust, is to be held at 1:30 p.m., Eastern Standard Time, on October 29, 1999 at the above location. Enclosed is a Prospectus/Proxy Statement regarding the meeting, a proxy to allow you to vote, and a postage prepaid envelope in which to return your proxy.

     At the Special Meeting, action will be taken to approve or disapprove two separate transactions (the "Reorganizations"), each involving one of the State Funds and Eaton Vance National Limited Maturity Municipals Fund ("National Fund"), also a series of Eaton Vance Investment Trust. A Reorganization will result in the conversion of State Fund shares into corresponding shares of National Fund of equal value. National Fund has an investment objective and policies different from the State Funds and the risks of an investment in National Fund also differ. The enclosed Prospectus/Proxy Statement describes the Reorganizations in detail. Please review the enclosed materials, complete and return your proxy in the postage prepaid envelope provided.

     The number of shares of a State Fund that will be voted in accordance with your instructions appears on your proxy.


     The management and Trustees of the State Funds believe that the Reorganization will benefit State Funds shareholders and recommend that you vote IN FAVOR of the applicable Reorganization. NATIONAL FUND CURRENTLY HAS A HIGHER PRE-TAX AND AFTER-TAX YIELD FOR STATE FUND SHAREHOLDERS, BASED ON REGULAR FEDERAL, STATE AND LOCAL INCOME TAXES. THIS YIELD ADVANTAGE MAY CHANGE OVER TIME. Every vote counts, so please return your proxy today in the postage prepaid envelope provided for your convenience.


     Should you have questions regarding the proposed Reorganization, please call (800) 225-6265 any time between 9 a.m. and 5 p.m. Eastern Standard Time.

                                                     Sincerely,

                                                     Thomas J. Fetter
                                                     President


Shareholders are urged to sign and mail the enclosed proxy in the enclosed postage prepaid envelope so as to ensure a quorum at the Meeting. This is important whether you own a few shares or many shares.

                             EATON VANCE CONNECTICUT
                        LIMITED MATURITY MUNICIPALS FUND
                              EATON VANCE MICHIGAN
                        LIMITED MATURITY MUNICIPALS FUND

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD FRIDAY, OCTOBER 29, 1999


To Shareholders:

     Please note that a Special Meeting of Shareholders of each of the above Funds (the "State Funds") has been called to be held at the Funds' offices, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 on Friday, October 29, 1999 at 1:30 p.m., Eastern Standard Time, for the following purposes:

         (1) To approve an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition by Eaton Vance National Limited Maturity Municipals Fund ("National Fund"), of all of the net assets of the State Fund, in exchange for the issuance of shares of National Fund to the State Fund, the distribution of such shares to the shareholders of the State Fund and the termination of the State Fund, all as described in the accompanying Prospectus/Proxy Statement. A copy of the Plan is attached as Exhibit A thereto.

         (2) To consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof.

     Shareholders of record at the close of business on September 15, 1999 are entitled to vote at the meeting or any adjournments thereof.

                                                     By Order of the Trustees



                                                     Alan R. Dynner
                                                     Secretary

September 23, 1999

IMPORTANT - WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT USING THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF YOUR ENCLOSED PROXY WILL SAVE THE STATE FUNDS THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO OBTAIN A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

               PROSPECTUS/PROXY STATEMENT DATED SEPTEMBER 23, 1999
                          Acquisition of the Assets of
            EATON VANCE CONNECTICUT LIMITED MATURITY MUNICIPALS FUND
                                       and
              EATON VANCE MICHIGAN LIMITED MATURITY MUNICIPALS FUND
                        By and in Exchange for Shares of
              EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND
                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109
                                 (800) 225-6265

     This Prospectus/Proxy Statement relates to the proposed acquisition of the assets of Eaton Vance Connecticut and Michigan Limited Maturity Municipals Funds (the "State Funds"), series of Eaton Vance Investment Trust (the "Trust"), which is a Massachusetts business trust, by Eaton Vance National Limited Maturity Fund ("National Fund"), also a series of the Trust, in exchange for the issuance of shares, without par value, of National Fund ("National Fund Shares") to the State Funds and the assumption of all of the State Funds' liabilities by the National Fund. Following each of the two transfers, National Fund Shares will be distributed to shareholders of a State Fund in liquidation of that State Fund and that State Fund will be terminated. As a result, each shareholder of a State Fund will receive National Fund Shares equal in value to the value of such shareholder's shares, in each case calculated as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the exchange. This document serves as a Proxy Statement for the Special Meeting of Shareholders of each State Fund to be held on October 29, 1999 at 1:30 p.m. and any adjournments and postponements thereof and is being used by the Board of Trustees of the Funds to solicit the proxies of shareholders in connection therewith. This document also serves as a Prospectus of National Fund and covers the proposed issuance of National Fund Shares.

     National Fund seeks to provide a high level of current income exempt from regular federal income tax and limited principal fluctuation.


     This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about National Fund that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus of National Fund dated August 1, 1999, which is incorporated by reference herein. A Statement of Additional Information dated September 23, 1999 containing additional information about National Fund and the proposed transaction has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus/Proxy Statement. A copy of such Statement may be obtained without charge by writing to the distributor of National Fund, Eaton Vance Distributors, Inc. ("EVD"), The Eaton Vance Building, 255 State Street, Boston, MA 02109; or by calling (800) 225-6265.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----


SUMMARY......................................................................  2

FUND EXPENSES................................................................  5

PRINCIPAL RISK FACTORS.......................................................  6

REASONS FOR THE REORGANIZATIONS..............................................  6

INFORMATION ABOUT THE REORGANIZATIONS .......................................  7

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES............................. 10

COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS......................... 12

SHAREHOLDER SERVICES......................................................... 14

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS................................ 14

INFORMATION ABOUT THE FUNDS.................................................. 14

VOTING INFORMATION........................................................... 15

DISSENTERS RIGHTS............................................................ 18

NATIONAL FUND FINANCIAL HIGHLIGHTS........................................... 18

STATE FUNDS FINANCIAL HIGHLIGHTS............................................. 20

EXPERTS...................................................................... 22

OTHER MATTERS................................................................ 22

                                     SUMMARY

     The following is a summary of certain information contained in or incorporated by reference in this Prospectus/Proxy Statement. This summary is not intended to be a complete statement of all material features of the proposed Reorganizations and is qualified in its entirety by reference to the full text of this Prospectus/Proxy Statement and the documents referred to herein.

     PROPOSED TRANSACTIONS. The Trustees of State Funds have approved an Agreement and Plan of Reorganization for each State Fund (the "Plans"), each providing for the transfer of all of the assets of a State Fund to National Fund in exchange for the issuance of National Fund Shares to that State Fund and the assumption of all of that State Fund's liabilities by the National Fund at a closing to be held following the satisfaction of the conditions to the Reorganization (the "Closing"). The form of Plan of Reorganization is attached hereto as Exhibit A. The value of shares to be issued to a State Fund and its shareholders will be identical in value to that State Fund's outstanding shares on the Closing Date. National Fund Shares will be distributed to shareholders of a State Fund in liquidation of the State Fund and the State Fund will be terminated. (Each proposed transaction is referred to in this Prospectus/Proxy Statement as a "Reorganization.") As a result of the Reorganizations, each shareholder of State Funds will receive full and fractional National Fund Shares equal in value at the close of regular trading on the New York Stock Exchange on the Closing Date to the value of such shareholder's shares of a State Fund. At or prior to the Closing, each State Fund shall declare a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income, its net tax-exempt interest income, and all of its net capital gains, if any, realized for the taxable year ending at the Closing. The Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), have determined that the interests of existing shareholders of the Funds will not be diluted as a result of the transactions contemplated by the Reorganizations and that each Reorganization is in the best interests of such shareholders.


     BACKGROUND FOR THE PROPOSED TRANSACTIONS. The Board of Trustees of the Funds considered a number of factors, including the proposed terms of the Reorganizations. The Trustees considered that combining the Funds would produce economies of scale, which will be reflected in reduced costs per share, currently resulting in higher pre-tax and after-tax yields for shareholders, based on regular federal, state and local income taxes. Moreover, the Trustees considered that, in light of the State Funds' small size, they were not economically viable for Eaton Vance Management ("Eaton Vance") to sponsor and manage, and the Reorganizations were a better alternative than liquidation.


     THE  BOARD  OF  TRUSTEES  OF  THE  TRUST   BELIEVES   THAT  EACH   PROPOSED
REORGANIZATION IS IN THE BEST INTERESTS OF SHAREHOLDERS AND HAS RECOMMENDED THAT STATE FUND SHAREHOLDERS VOTE FOR THEIR APPLICABLE REORGANIZATION.

     PRINCIPAL DIFFERENCES BETWEEN THE FUNDS. There are three differences between each State Fund and the National Fund in their investment policies. First, the National Fund can invest in municipal obligations of any state, although it does not currently intend to invest more than 25% of net assets in securities of any one state. THE NATIONAL FUND, THEREFORE, WILL GENERALLY NOT
PROVIDE ANY SIGNIFICANT CONNECTICUT OR MICHIGAN TAX-EXEMPT INCOME AND WILL BE EXPOSED TO THE POLITICAL AND ECONOMIC RISKS OF OTHER STATES AND REGIONS OF THE UNITED STATES. Moreover, from time to time certain types of municipal securities may be more available outside Connecticut and Michigan, and, therefore, shareholders of National Fund will be exposed to the risks of such securities if National Fund invests in them.


     Another difference in investment policies is that the National Fund is required to invest only 65% of its assets (as opposed to 75% in a State Fund) in securities of at least investment grade quality (rated Baa by Moody's Investors Services, Inc. ("Moody's") or BBB by Standard & Poors Ratings Group ("S&P") or Fitch IBCA ("Fitch")). No Fund, however, can invest more than 10% of its net assets in obligations rated below B by Moody's, S&P or Fitch. Obligations rated Baa/BBB have speculative characteristics, while lower rated obligations (so-called "junk bonds") are predominantly speculative. The ability of National Fund to invest 10% more of its assets than a State Fund in below investment grade quality municipal bonds may adversely affect the performance of the National Fund. It may also provide for higher yields and greater opportunity for price appreciation.

     A final difference is that the National Fund is required to diversify its assets to a greater extent than a State Fund. As a diversified fund under the 1940 Act, the National Fund with respect to 75% of its total assets may not invest more than 5% of its total assets in the securities of any one issuer (or own more than 10% of the outstanding voting securities of any one issuer). The State Funds must comply with these tests only with respect to 50% of their assets. Greater diversification generally reduces investment risk, but can limit potential returns.


     The State Funds and the National Fund utilize the master-feeder structure, whereby they invest all of their assets in separate corresponding investment companies registered under the Investment Company Act of 1940 (the "1940 Act"). These master funds are referred to herein as the "State Portfolio," the "National Portfolio" or the "Portfolios."


     ADVISORY FEES AND EXPENSES. The Portfolios pay Boston Management and Research ("BMR"), a wholly-owned subsidiary of Eaton Vance, their investment adviser, an investment advisory fee based on the same fee schedule according to assets and income earned.

     The expense ratio of each State Fund is substantially higher than that of National Fund. For the year ended March 31, 1999, the ratio of expenses to net assets was 1.39% and 2.04% for Class A and B of Connecticut Fund, 1.32% and 2.02% for Class A and Class B of Michigan Fund, and 0.98% and 1.73% for Class A and Class B of National Fund. Thus, State Fund shareholders will experience an immediate and substantial reduction in expenses if the Reorganization is approved. The actual amount of reduction cannot be determined until the Closing. See "Fund Expenses" below.

     DISTRIBUTION ARRANGEMENTS. Shares of each Fund are sold on a continuous basis by EVD, the Trust's distributor. Class A shares of each Fund are sold at net asset value per share plus a sales charge; Class B shares of each Fund are sold at net asset value subject to a contingent deferred sales charge ("CDSC"). The sales charge schedules are identical. In each Reorganization, State Fund shareholders will receive shares of the corresponding class of National Fund. Class B shareholders will be given credit for their holding period in a State Fund in determining any applicable CDSC and the conversion of those shares to Class A. National Fund offers Class C shares but these shares will not be affected by the Reorganization.

     REDEMPTION PROCEDURES AND EXCHANGE PRIVILEGES. Each Fund offers the same redemption features pursuant to which proceeds of a redemption are remitted by wire or check after receipt of proper documents including signature guaranties. Each Fund has the same exchange privileges. For example, shareholders can exchange into Eaton Vance Connecticut Municipals Fund or Eaton Vance Michigan Municipals Fund to receive state specific tax-exempt income. Call Eaton Vance at 1-800-225-6265 for a prospectus.

     TAX CONSEQUENCES. The Reorganizations are not expected to result in the recognition of capital gain or loss to State Fund shareholders or State Funds. Hale and Dorr LLP is expected to issue tax opinions to that effect. Nevertheless, each Reorganization will be consummated even if it is taxable, which means that State Fund shareholders may be required to recognize for tax purposes a gain or loss depending upon their tax basis (generally, the original purchase price) for State Fund shares, which includes the amounts paid for shares issued in reinvested distributions, and the net asset value of the shares of National Fund received from the Reorganization. Shareholders should consult their tax advisers. See "INFORMATION ABOUT THE REORGANIZATION - Federal Income Tax Consequences."

                                  FUND EXPENSES

SHAREHOLDER AND FUND EXPENSES
SHAREHOLDER TRANSACTION EXPENSES FOR ALL FUNDS
                                                                           Class A               Class B
                                                                           Shares                Shares
--------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) (as a percentage of offering price)            2.25%                 None
Maximum Deferred Sales Charge (Load)                                       None                  3.00%
Maximum Sales Charge (Load) Imposed on Reinvested Distributions            None                  None
Exchange Fee                                                               None                  None

ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
                                                                         Distribution                     Total
                                                                         and Service                   Annual Fund
                                                           Management      (12b-1)        Other         Operating
                                                              Fees          Fees**     Expenses***       Expenses
---------------------------------------------------------------------------------------------------------------------
Connecticut Fund*
  Class A shares                                               0.46%         0.00%         0.93%            1.39%
  Class B shares                                               0.46          0.84          0.74             2.04
Michigan Fund
  Class A shares                                               0.47%         0.00%         0.85%            1.32%
  Class B shares                                               0.47          0.85          0.70             2.02
National Fund
  Class A shares                                               0.48%         0.00%         0.50%            0.98%
  Class B shares                                               0.48          0.89          0.36             1.73

* Management Fees payable by the Connecticut Fund were reduced to 0.23% by the investment adviser.
** Long-term holders of Class B shares may pay more than the economic equivalent of the front-end sales charge permitted by the National Association of Securities Dealers, Inc.
*** Other Expenses for Class A includes a service fee of 0.19% for the Connecticut Fund, 0.15% for the Michigan Fund and 0.14% for the National Fund.

EXAMPLE
This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. An investor would pay the following expenses and, in the case of Class A shares, maximum initial sales charge, or, in the case of Class B shares, the applicable contingent deferred sales charge on a $10,000 investment, assuming (a) 5% annual return and (b) redemption at the end of each period (and, for Class B, no redemption):


                                                             1 Year         3 Years        5 Years        10 Years
---------------------------------------------------------------------------------------------------------------------
Connecticut Fund
  Class A shares                                               $363           $655        $   968           $1,856
  Class B shares*                                               507            840          1,098            2,369
  Class B shares (no redemption)*                               207            640          1,098            2,369

Michigan Fund
  Class A shares                                               $356           $634        $   932           $1,779
  Class B shares*                                               505            834          1,088            2,348
  Class B shares (no redemption)*                               205            634          1,088            2,348

National Fund
  Class A shares                                               $323           $530           $754           $1,399
  Class B shares*                                               476            745            939            2,041
  Class B shares (no redemption)*                               176            545            939            2,041

* Costs for 5 years and 10 years reflect the expenses of Class A because Class B shares generally convert to class A after four years.

                             PRINCIPAL RISK FACTORS

     As discussed above under "Principal Differences Between the Funds," the National Fund has three investment policies that differ from each State Fund. These differences relate to concentration in state issuers, credit quality and diversification. These differences will affect returns to State Fund shareholders if the Reorganizations are consummated.

     The current investment portfolios are different. It is anticipated most of each State Fund's portfolio securities will be retained after its Reorganization, but such securities will constitute only a small part of the overall investment portfolio of National Portfolio.

                         REASONS FOR THE REORGANIZATIONS

     The Reorganizations have been considered by the Board of Trustees of the Funds. In reaching the decision to recommend that the shareholders of each State Fund vote to approve the Reorganizations, the Trustees, including the Trustees who are not interested persons of the Trust, concluded that the Reorganizations would be in the best interests of Fund shareholders and that the interests of existing shareholders would not be diluted as a consequence thereof. In making this determination, the Trustees considered a number of factors, including the proposed terms of the Reorganizations.



             PROJECTED AFTER-TAX RETURNS FOR STATE FUND SHAREHOLDERS

     The Trustees considered that combining the Funds would produce economies of scale, which will be reflected in higher pre-tax and after-tax yields for shareholders of each Fund. Based on annualized yields for the 30-day period ended August 31, 1999, most State Fund shareholders would realize the following increase in income:

                                               CONNECTICUT LIMITED FUND                 MICHIGAN LIMITED FUND
                                              CLASS A             CLASS B            CLASS A             CLASS B
                                              -------             -------            -------             -------
National Fund Yield                            4.78%               4.14%              4.78%               4.14%

State Tax Liability1                          (0.13%)             (0.11%)            (0.16%)             (0.14%)

After Tax Yield                                4.65%               4.03%              4.62%               4.00%

Current State Fund Yield                       3.59%               2.94%              3.35%               2.73%

Net Increase in Income                         1.06%               1.09%              1.27%               1.27%

___________________

1 Assumes maximum state and local income tax rates, and no portion of the income of National Fund is exempt from Connecticut or Michigan taxes. Does not take into account the effect of federal alternative minimum tax or net Connecticut minimum tax.

For current yield information, call EVD at 800-225-6265. Yield will vary and is only one component of total return. Shareholders should consider their own circumstances which may result in the Reorganization not being advantageous to them. For example, as of August 31, 1999, 29.5% of the income of National Fund was subject to the federal alternative minimum tax, as opposed to 4.3% for Connecticut and 18.5% for Michigan.


     Moreover, the Board of Trustees considered that, in light of the State Funds small size, they may not be economically viable for Eaton Vance to continue sponsor and manage, and the Reorganizations were a better alternative than liquidation.

     THE  BOARD  OF  TRUSTEES  OF  THE  FUNDS   BELIEVES   THAT  EACH   PROPOSED
REORGANIZATION IS IN THE BEST INTERESTS OF SHAREHOLDERS AND RECOMMENDS THAT STATE FUND SHAREHOLDERS VOTE FOR THEIR APPLICABLE REORGANIZATION.

                      INFORMATION ABOUT THE REORGANIZATIONS

     At a meeting held on August 16, 1999, the Board of Trustees of the Funds approved a Plan for each State Fund in the form set forth as Exhibit A to this Prospectus.

     AGREEMENTS AND PLANS OF REORGANIZATION. The Agreement and Plan of Reorganization for each Fund provides that, at the Closing, National Fund will acquire all of the assets of a State Fund in exchange for the issuance of National Fund Shares to that State Fund and the National Fund will assume all of the liabilities of the State Fund reflected on its unaudited statement of assets and liabilities. The State Fund assets to be acquired will consist of each State Fund's share of the securities and other assets held by the corresponding State Portfolio, withdrawn by the State Fund from that Portfolio at or immediately prior to the Closing. Immediately upon receipt of these assets, National Fund will contribute them to the National Portfolio. The value of Class A and/or Class B shares issued to a State Fund by National Fund will be the same as the value of Class A and/or Class B shares that the State Fund has outstanding on the Closing Date. The National Fund shares received by the State Fund will be distributed to State Fund shareholders, and each State Fund shareholder will receive shares of the corresponding class of National Fund equal in value to those of State Fund held by such shareholder.

     National Fund will assume all liabilities, expenses, costs, charges and reserves of State Fund on the Closing Date. At or prior to the Closing, each State Fund shall declare a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to that State Fund's shareholders all of State Fund's investment company taxable income, net tax-exempt interest income, and net capital gain, if any, realized (after reduction for any available capital loss carry-forward) in all taxable years ending at or prior to the Closing.

     At or as soon as practicable after a Closing, the relevant State Fund will liquidate and distribute pro rata to its shareholders of record as of the Close of Trading on the New York Stock Exchange on the Closing Date the full and fractional National Fund Class A and/or Class B Shares equal in value to the

State Fund shares exchanged. Such liquidation and distribution will be accomplished by the establishment of shareholder accounts on the share records of National Fund in the name of each such shareholder of State Fund, representing the respective pro rata number of full and fractional National Fund Class A and/or Class B Shares due such shareholder. All of National Fund's future distributions attributable to the shares issued in the Reorganization will be paid to shareholders in cash or invested in additional shares of National Fund at the price in effect as described in National Fund's prospectus on the respective payment dates in accordance with instructions previously given by the shareholder to the Trust's transfer agent.

     The consummation of each Plan is subject to the conditions set forth therein. Notwithstanding approval by shareholders of a State Fund, a Plan may be terminated at any time prior to the consummation of the Reorganization without liability on the part of either party or its respective officers, trustees or shareholders, by either party on written notice to the other party if certain specified representations and warranties or conditions have not been performed or do not exist on or before February 28, 2000. The Plan may be amended by written agreement of its parties without approval of the shareholders of a State Fund and a party may waive without shareholder approval any default by the other or any failure to satisfy any of the conditions to its obligations; provided, however, that following the Special Meeting, no such amendment or waiver may have the effect of changing the provision for determining the number of National Fund Shares to be issued to State Fund shareholders to the detriment of such shareholders without their further approval.

     Each Fund will bear its expenses related to the Reorganization.

     DESCRIPTION OF NATIONAL FUND SHARES. Full and fractional Class A and/or Class B shares of National Fund will be distributed to State Funds shareholders in accordance with the procedures under the Plans as described above. Each share will be fully paid, non-assessable when issued and transferable without restrictions and will have no preemptive or cumulative voting rights and have only such conversion or exchange rights as the Board of Trustees of the Trust may grant in its discretion.

     FEDERAL INCOME TAX CONSEQUENCES. It is expected that each Reorganization should qualify as a tax-free transaction under Section 368(a) of the Internal Revenue Code, which is expected to be confirmed by the legal opinion of Hale and Dorr LLP at the Closing. Accordingly, shareholders of State Funds should not recognize any capital gain or loss and State Funds' assets and capital loss carryforwards should be transferred to National Fund without recognition of gain or loss.

     It is possible, however, that a Reorganization may fail to satisfy all of the requirements necessary for tax-free treatment, in which event the transaction will nevertheless proceed on a taxable basis. In this event, a Reorganization will result in the recognition of gain or loss to State Funds' shareholders depending upon their tax basis (generally, the original purchase price) for their State Funds shares, which includes the amounts paid for shares issued in reinvested distributions, and the net asset value of shares of National Fund received in a Reorganization. Shareholders of State Funds would, in the event of a taxable transaction, receive a new tax basis in the shares they receive of National Fund (equal to their initial value) for calculation of gain or loss upon their ultimate disposition and would start a new holding period for such shares.

     Shareholders should consult their tax advisers regarding the effect, if any, of a proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganizations, shareholders should also consult their tax advisers as to state and local tax consequences, if any.


     CAPITALIZATION. The following table (which is unaudited) sets forth the capitalization of State Funds and National Fund as of August 31, 1999, and on a pro forma basis as of that date giving effect to the proposed acquisition of assets of both State Funds at net asset value.

                                                                                                                 Pro Forma
                                                                                                               Combined After
                                 Connecticut Fund          Michigan Fund          National Fund                Reorganization
                                (Class A)  (Class B)     (Class A)   (Class B)    (Class A)   (Class B)    (Class A)    (Class B)
                                ---------  ---------     ---------   ---------    ---------   ---------    ---------    ---------
Net assets                     $7,042,143  $1,186,656    $9,348,699  $ 575,284   $68,042,839  $5,183,126   $84,433,681  $6,945,066
Net asset value per share      $     9.77  $     9.76    $     9.50  $    9.50   $     10.13  $    10.12   $     10.13  $    10.12
Shares outstanding                695,177     117,258       922,873     56,846     6,719,656     511,982     8,337,706     686,086


     INVESTMENT PERFORMANCE. Average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates.

     The table below indicates the average annual total return (excluding a sales charge) (capital change plus reinvestment of all distributions) on a hypothetical investment of $1,000 in each Fund, covering the one and five year periods and life of Fund ended March 31, 1999.

                                           VALUE OF A $l,000 INVESTMENT

                                  Connecticut Fund                   Michigan Fund                    National Fund
                                    Total Return                     Total Return                      Total Return
                                    ------------                     ------------                      ------------
                              Class A          Class B       Class A            Class B          Class A          Class B
Investment                    Average          Average       Average            Average          Average          Average
Period                        Annual           Annual        Annual             Annual           Annual           Annual
------                         ------          ------        ------             ------           ------           ------
1 Year                         4.45%            3.90%            3.53%           3.06%            3.89%            3.29%
5 Years                        5.10%            4.79%            5.03%           4.70%            5.38%            4.99%
Life of Fund*                  4.39%            4.13%            4.27%           3.99%            5.53%            5.24%

------
* Inception of Connecticut Fund Class A and Class B was January 21, 1997 and April 16, 1993, respectively; of Michigan Fund Class A and Class B was October 22, 1996 and April 16, 1993, respectively; and of National Fund Class A and Class B was June 27, 1996 and May 22, 1992, respectively.

     Investment results will fluctuate over time, and prior performance should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.


     MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. The total returns of National Fund and the factors that materially affected the Fund's performance during the most recent fiscal year are contained in the Fund's annual report dated March 31, 1999, relevant portions of which are attached hereto as Exhibit B and such portions are incorporated by reference herein.


     The performance of State Funds is described under the caption "Management's Discussion" in the Annual Report of State Funds for the year ended March 31, 1999, which was previously mailed to State Funds shareholders.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies of each Fund are identical except as set forth in the "Summary" above. Summary information about the investment objectives and policies of each State Fund and National Fund is set forth below. More complete information regarding the same is set forth in the Prospectus dated August 1, 1999 of National Fund, enclosed herewith, in the Statement of Additional Information also dated August 1, 1999 of National Fund, and the Prospectus and Statement of Additional Information each dated August 1, 1999 of State Funds, each of which has been filed with the Securities and Exchange Commission. Shareholders should consult such Prospectuses and Statements of Additional Information, as supplemented, for a more thorough comparison.


     INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT POLICIES AND RISKS OF STATE FUNDS. The investment objective of each State Fund is to provide a high level of current income exempt from regular federal income tax and from particular state or local income or other taxes, and limited principal fluctuation. Each State Fund primarily invests in investment grade municipal obligations (those rated BBB or Baa or higher), but may also invest in lower quality obligations. Each Fund invests in obligations having a dollar weighted average duration of between three and nine years, although individual municipal obligations may be of any maturity. Duration represents the dollar weighted average maturity of expected cash flows (i.e., interest and principal payments) on one or more municipal obligations, discounted to their present values.

     Each Fund may concentrate in certain types of municipal obligations (such as industrial development bonds, housing bonds, hospital bonds or utility bonds), so Fund shares could be affected by events that adversely affect a particular sector. Each Fund may purchase derivative instruments (such as futures contracts and options thereon), bonds that do not require the periodic payment of interest, bonds issued on a "when issued" basis and municipal leases. A portion of each Fund's distributions generally will be subject to federal alternative minimum tax.

     The portfolio manager purchases and sells securities to maintain a competitive yield and to enhance return based upon the relative value of the securities in the marketplace. The portfolio manager may also trade securities to minimize taxable capital gains to shareholders. The manager attempts to limit principal fluctuation by investing in a portfolio of obligations having a dollar weighted average duration of between three and nine years.

     Each Fund currently invests its assets in a separate registered investment company with the same investment objective and policies as that Fund.

     Because a significant portion of assets is invested in obligations of issuers located in a single state, each Fund is sensitive to factors affecting that state, such as changes in the economy, decreases in tax collection or the tax base, legislation which limits taxes and changes in issuer credit ratings. Each Fund is non-diversified, which means that it may invest a larger portion of its assets in the obligations of a limited number of issuers than a diversified fund, and may be adversely affected by developments affecting a particular issuer.


     Because obligations rated BBB or Baa and below (so-called "junk bonds") are more sensitive to the financial soundness of their issuers than higher quality obligations, Fund shares may fluctuate more in value than shares of a fund investing solely in higher quality obligations. Obligations rated BBB or Baa have speculative characteristics, while lower rated obligations are predominantly speculative.


     The value of Fund shares may change when interest rates change. When interest rates rise, the value of Fund shares typically will decline. Fund yields will also fluctuate over time. A Fund's use of derivatives is subject to certain limitations and may expose the Funds to increased risk of principal loss due to imperfect correlation, failure of the counterparty and unexpected price or interest rate movements.

     When-issued securities are subject to the risk that when delivered to the Fund they will be worth less than the price the Fund agreed to pay for them. Municipal leases often require a legislative appropriation of funds for payment. If the necessary appropriation is not made, the issuer of the lease may not be able to meet its obligations.


     INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT POLICIES AND RISKS OF NATIONAL FUND. The investment objective of National Fund is to provide a high level of current income exempt from regular federal income tax and limited principal fluctuation. The Fund primarily invests in investment grade municipal obligations (those rated BBB or Baa or higher), but may also invest in lower quality obligations. The Fund invests in obligations having a dollar weighted average duration of between three and nine years, although individual municipal obligations may be of any maturity. Duration represents the dollar weighted average maturity of expected cash flows (i.e., interest and principal payments) on one or more municipal obligations, discounted to their present values.

     The Fund may concentrate in certain types of municipal obligations (such as industrial development bonds, housing bonds, hospital bonds or utility bonds), so Fund shares could be affected by events that adversely affect a particular sector. The Fund may purchase derivative instruments (such as futures contracts), bonds that do not require the periodic payment of interest, bonds issued on a "when issued" basis and municipal leases. A portion of the Fund's distributions generally will be subject to federal alternative minimum tax.

     The portfolio manager purchases and sells securities to maintain a competitive yield and to enhance return based upon the relative value of the securities in the marketplace. The portfolio manager may also trade securities to minimize taxable capital gains to shareholders. The manager attempts to limit principal fluctuation by investing in a portfolio of obligations having a dollar weighted average duration of between three and nine years.

     The Fund currently invests its assets in National Limited Maturity Municipals Portfolio, a separate registered investment company with the same investment objective and policies as the Fund.

     Because obligations rated BBB or Baa and below are more sensitive to the financial soundness of their issuers than higher quality obligations, Fund shares may fluctuate more in value than shares of a fund investing solely in higher quality obligations. Obligations rated BBB or Baa have speculative characteristics, while lower rated obligations (so-called "junk bonds") are predominantly speculative.

     The value of Fund shares may change when interest rates change. When interest rates rise, the value of Fund shares typically will decline. Fund yields will also fluctuate over time. The Fund's use of derivatives is subject to certain limitations and may expose the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty and unexpected price or interest rate movements.

     When-issued securities are subject to the risk that when delivered to the Fund they will be worth less than the price the Fund agreed to pay for them. Municipal leases often require a legislative appropriation of funds for payment. If the necessary appropriation is not made, the issuer of the lease may not be able to meet its obligations.

     INVESTMENT ADVISER AND PORTFOLIO MANAGER. Boston Management and Research ("BMR"), a wholly-owned subsidiary of Eaton Vance, serves as investment adviser to each Portfolio. William H. Ahern, Jr. is the portfolio manager of each Portfolio. He also manages other Eaton Vance portfolios, and has been an Eaton Vance portfolio manager for more than 5 years, and is a Vice President of Eaton Vance and BMR.

              COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS

     EVD serves as distributor (principal underwriter) for all Funds, pursuant to Distribution Agreements. For its services as underwriter, EVD generally receives fees for sales of shares. With respect to Class A shares, these fees are paid by investors at the time they purchase shares. Class A shares are sold on a continuous basis at net asset value plus a sales charge as set forth in the Prospectus. The applicable sales charge depends upon a number of factors and is subject to a number of waivers. No sales charge will be imposed with respect to the National Fund Shares received by the State Fund shareholders pursuant to the Reorganization. Class B shares are sold at net asset value but are subject to a declining CDSC (3% maximum) if redeemed within four years of purchase. National Fund also offers Class C shares, which are sold at net asset value subject to a 1% CDSC if redeemed within one year of purchase. Because neither State Fund offers Class C shares, no Class C shares of National Fund will be issued in connection with the Reorganization.


     Each Fund is authorized under a Service Plan (the "Service Plan") for the Class A Shares to make payments for personal services and/or the maintenance of shareholder accounts. The Plan provides that each Fund may pay service fees to EVD, financial service firms ("Authorized Firms") and other persons in amounts not exceeding .25% of a Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Service Plan by authorizing the Funds to make quarterly service fee payments to EVD and Authorized Firms in amounts not expected to exceed .15% of the Fund's average daily net assets for any fiscal year based on the value of each Fund's shares sold by such persons and remaining outstanding for at least twelve months.

     Each Fund has also adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for its Class B shares. The Plan is designed to permit an investor to purchase shares through an Authorized Firm without incurring an initial sales charge and at the same time permit the Principal Underwriter to compensate Authorized Firms in connection therewith. Under such Plans, Class B pays the Principal Underwriter a fee, accrued daily and paid monthly, at an annual rate not exceeding .75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the Principal Underwriter for sales commissions paid by it to Authorized Firms on the sale of Class B shares and for interest expenses. Under each Class B Plan, the Principal Underwriter uses its own funds to pay sales commissions (except on exchange transactions and reinvestments) to Authorized Firms at the time of sale equal to 2.5% of the purchase price of the Class B shares sold by such Firms. CDSCs paid to the Principal Underwriter will be used to reduce amounts owed to it. Because payments to the Principal Underwriter under the Plan are limited, uncovered distribution charges (sales commissions due the Principal Underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. Through August 31, 1999, the outstanding uncovered distribution charges calculated under the Plan for the Connecticut and Michigan Funds amounted to approximately $222,000 and $382,000, respectively. An amount equal to the contingent deferred sales charge that would be assessed on State Fund Class B shares if redeemed on the Closing Date will become a liability of National Fund Class B if the Reorganization is consummated. As of August 31, 1999, this amount would have been $24,869 being $12,482 and $12,387 for the Connecticut and Michigan Funds, respectively.


     The Class B Plan also authorizes each Class B to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding .15% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. Under the Class B Plan, this fee is paid quarterly in arrears based on the value of Class B shares sold by such persons and remaining outstanding for at least twelve months.

                              SHAREHOLDER SERVICES

     SHAREHOLDER SERVICES. There are no differences in the shareholder services offered by the Funds.

                  COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

     GENERAL. Each Fund is a separate series of Eaton Vance Investment Trust (the "Trust"), a Massachusetts business trust, governed by an Amended and Restated Declaration of Trust dated January 11, 1993, as amended and applicable Massachusetts law.

     SHAREHOLDER LIABILITY. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust, including its other series. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the trust and other series of the trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the trust or the trustees. Indemnification out of the trust property for all losses and expenses of any shareholder held personally liable by virtue of his status as such for the obligations of the trust is provided for in the Declaration of Trust and By-laws. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be remote since it is limited to circumstances in which the respective disclaimers are inoperative and the series would be unable to meeting their respective obligations.

     Copies of the Declaration of Trust may be obtained from the Trust upon written request at its principal office or from the Secretary of State of the Commonwealth of Massachusetts.

                           INFORMATION ABOUT THE FUNDS

     Information about National Fund is included in its current Prospectus dated August 1, 1999, a copy of which is included herewith and incorporated by reference herein. Additional information about National Fund is included in the Statement of Additional Information dated August 1, 1999. This Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference herein. Copies of this Statement may be obtained without charge by writing to Eaton Vance Distributors, Inc., The Eaton Vance Building, 255 State Street, Boston, MA 02109. Information concerning the operations and management of the State Funds is incorporated herein by reference from their current Prospectus and Statement of Additional Information, each dated August 1, 1999, copies of which may be obtained without charge by writing Eaton Vance Investment Trust at The Eaton Vance Building, 255 State Street, Boston, MA 02109 or by calling (800) 225-6265.

     The Trust, on behalf of each Fund, is currently subject to the informational requirements of the Securities Exchange Act of 1934, an amended (the "1934 Act"), and in accordance therewith files proxy material, reports and other information with the Securities and Exchange Commission. These reports can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission at Judiciary Plaza, 450 Fifth Street, N.W.,

Washington, DC 20549, as well as at the following regional offices: Northeast Regional Office, 7 World Trade Center, Suite 1300 New York, NY 10048; and Midwest Regional Office, Citicorp Center, 500 W. Madison Street, Suite 1400, Chicago, IL 60661-2511. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington DC 20549 at prescribed rates.

     EATON VANCE. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. Eaton Vance manages assets of over $39 billion. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a holding company with publicly traded stock. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management, administration and marketing activities.


     Eaton Vance's advisory fee revenue is likely to increase slightly if the Reorganizations are consummated. This is because Eaton Vance has voluntarily waived one-half of its advisory fee to which it is contractually entitled from the Connecticut Portfolio. In addition, because advisory fees are based, in part, on income earned and the National Portfolio's holdings normally generate a higher yield than the State Portfolios, advisory fee revenues will be higher. Based on assets and yields on August 31, 1999, the total additional revenues to Eaton Vance would be approximately $22,000 per annum.


                               VOTING INFORMATION

     Proxies from the shareholders of the State Funds are being solicited by the Trust's Board of Trustees for the Special Meeting of Shareholders and any adjournments thereof (the "Special Meeting"). The Special Meeting is scheduled to be held at the offices of the Trust, The Eaton Vance Building, 255 State Street, Boston, Massachusetts on October 29, 1999 at 1:30 p.m. At the Special Meeting, shareholders of each State Fund will be asked to consider and vote upon their Plan. The approval of the Reorganization by shareholders of National Fund is not required under the Declaration of Trust or By-laws or under Massachusetts law, and accordingly, shareholders of National Fund will not be voting in connection with the Reorganization.

     Any person giving a proxy may revoke it at any time prior to its use. A shareholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Trust at its address set forth above; by filing a duly executed proxy bearing a later date; or by appearing in person, notifying the Secretary and voting by ballot at the Special Meeting. A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic equipment. Any shareholder of record as of the record date attending the Special Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a shareholder at the Special Meeting will not constitute revocation of a previously given proxy. The enclosed form of proxy, if properly executed and received by the Board of Trustees in time for voting and not so revoked, will be voted in accordance with the instructions noted thereon. If no instructions are given, the proxy will be voted FOR approval of the Agreement and Plan of Reorganization, and, at the discretion of the proxy holders, on any other matters that may properly come before the Special Meeting.

     The affirmative vote of the holders of a majority of the outstanding shares of a State Fund as defined in the 1940 Act is required to approve its Plan. Such "majority" vote is the vote of the holders of the lesser of (a) 67% or more of the shares present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) 50% of the outstanding shares of the State Fund. Class A and Class B shareholders will vote together as a class. Approval of the Agreement and Plan of Reorganization by the shareholders of a State Fund is a condition of the consummation of the Reorganization. Each State Fund will vote separately and their reorganizations could be consummated on different days.

     For purposes of determining the presence of a quorum for transacting business at the Special Meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Special Meeting and entitled to vote on the matter, but which have not been voted. For this reason, abstentions and broker non-votes will assist State Funds in obtaining a quorum; both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposal to be acted upon at the Special Meeting.

     If the Reorganization is consummated, legal fees and the costs of soliciting proxies (comprised of printing and postage expenses) estimated at $20,000 per State Fund will be considered as part of the total expenses of the Reorganization. The Board of Trustees expects that this solicitation will be made primarily by mail. Additional solicitations may be made, without remuneration, personally or by telephone by officers or employees of Eaton Vance or its affiliates, or for remuneration by a solicitation firm.

     Shareholders of the State Funds of record at the close of business on September 15, 1999 (the "record date") will be entitled to vote at the Special Meeting. The holders of a majority of the shares of a State Fund outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the meeting; however, as noted above, the affirmative vote of a majority of the shares of a Fund (as defined in the 1940
Act) is required to approve the Reorganization. In the event a quorum is not present at the Special Meeting or in the event a quorum is present at the Special Meeting but sufficient votes to approve the Agreement and Plan of Reorganization are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies, provided they determine such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.


     Shareholders are entitled to the number of votes equal to the number of shares held by such shareholder. As of September 15, 1999, there were 838,653.675 and 1,037,743.054 issued and outstanding shares of beneficial interest of the Connecticut and Michigan Funds, respectively. As of the record date, the following record owners held the amounts of shares indicated below, which were held either (i) individually or (ii) on behalf of their customers who are the beneficial owners of such shares and as to which they have voting power under certain limited circumstances: Class A shares Connecticut Fund - Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL, 17.3% and PaineWebber FBO Catharine W. Reid RMA, Bloomfield, CT, 7.9%; Class A shares Michigan Fund - Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL, 15.3%; Class B shares Connecticut Fund - Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL, 33.9%, Prudential Securities FBO Mrs. Catherine Calia, New Haven, CT, 9.2% and Andrew L. MacWhinney & Dorothy P. MacWhinney, Essex, CT, 7.3%; and Class B shares Michigan Fund - Donaldson Lufkin Jenrette Securities Corporation, Inc., Jersey City, NJ, 17%, Donaldson Lufkin Jenrette Securities Corporation, Inc., Jersey City, NJ, 12.2%, Harley M. Robinette and Margaret C. Robinette, JTWROS, Adrian, MI, 11.5% and Pat Marrocca & Ruby Marrocca, JTWROS, Taylor, MI, 6.7%.

     As of the record date, the Trustees and officers of the Trust as a group owned less than one percent of the outstanding shares of the Connecticut, Michigan and National Funds.


         THE TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES,
               RECOMMEND APPROVAL OF THE PLANS OF REORGANIZATION.

                                DISSENTERS RIGHTS

     Neither the Declaration of Trust nor Massachusetts law grants the shareholders of State Funds any rights in the nature of dissenters rights of appraisal with respect to any action upon which such shareholders may be entitled to vote; however, the normal right of mutual fund shareholders to redeem their shares is not affected by the proposed Reorganization.

                       NATIONAL FUND FINANCIAL HIGHLIGHTS

     The financial highlights are intended to help you understand a Fund's financial performance for the past five years. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, independent accountants. The report of Deloitte & Touche LLP and the National Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request. The National Fund began offering three class of shares on April 1, 1998. Prior to that date, the National Fund offered only Class A and Class B shares and Class C existed as a separate fund.

                                                                             YEAR ENDED MARCH 31,
                                         -------------------------------------------------------------------------------------------
                                                  1999                    1998                    1997             1996       1995
                                         -------------------------------------------------------------------------------------------
                                         CLASS A     CLASS B     CLASS A     CLASS B    CLASS A(1)   CLASS B     CLASS B    CLASS B
                                         -------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF YEAR      $10.580     $10.580     $10.070     $10.070     $10.030     $10.170     $10.130    $10.160
                                         -------     -------     -------     -------     -------     -------     -------    --------

Income from operations
Net investment income                    $ 0.519     $ 0.412     $ 0.527     $ 0.454(2)  $ 0.393     $ 0.428     $ 0.413    $ 0.400
Net realized and unrealized gain (loss)   (0.090)     (0.066)      0.488       0.488       0.033(3)   (0.098)      0.040      0.033
                                         --------    --------    --------    --------    -------     -------     -------   --------
TOTAL INCOME FROM OPERATIONS             $ 0.429     $ 0.346     $ 1.105     $ 0.942     $ 0.426     $ 0.330     $ 0.453    $ 0.433
                                         -------     -------     -------     -------     -------     -------     -------    -------

Less distributions
From net investment income               $(0.519)   $ (0.436)   $ (0.505)   $ (0.432)   $ (0.386)   $ (0.430)   $ (0.413)  $ (0.400)
In excess of net investment income            ---         ---         ---         ---         ---         ---         ---    (0.058)
From net realized gain on investments         ---         ---         ---         ---         ---         ---         ---    (0.005)
                                         --------   ---------   ---------   ---------   ---------   ---------   ---------  --------
TOTAL DISTRIBUTIONS                      $(0.519)   $ (0.436)   $ (0.505)   $ (0.432)   $ (0.386)   $ (0.430)   $ (0.413)  $ (0.463)
                                         ---------   ---------   ---------   ---------   ---------   ---------   ---------  --------
NET ASSET VALUE - END OF YEAR            $10.490     $10.490     $10.580     $10.580     $10.070     $10.070     $10.170    $10.130
                                         =======     =======     =======     =======     =======     =======     =======    =======
TOTAL RETURN (4)                            3.89%       3.29%      10.50%       9.52%       4.06%       3.30%       4.51%      4.43%


Ratios / Supplemental Data
Net assets, end of year (000's omitted)  $73,048      $5,450     $59,992     $11,538     $37,072     $48,692    $112,027   $141,289
Ratios (as a percentage of average
daily net assets):
  Expenses (5)(6)                           0.98%      1.73%        0.99%       1.73%       0.99%(7)    1.69%       1.64%      1.57%

  Expenses after custodian fee              0.97%      1.72%        0.98%       1.72%       0.97%(7)    1.67%       1.63%       ---
reduction (5)
  Net investment income                     4.96%      4.23%        5.16%       4.42%       5.14%(7)    4.37%       4.04%      3.99%

Portfolio Turnover of the Portfolio           26%        26%          41%         41%         68%         68%         68%        56%

(1)  For the period  from the start of  business,  June 27,  1996,  to March 31,
     1997.
(2)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.
(3) The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(4) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(5)  Includes the Fund's share of the Portfolio's allocated expenses.
(6) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as the Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended March 31, 1995 has not been adjusted to reflect this change.
(7)  Annualized.

                        STATE FUNDS FINANCIAL HIGHLIGHTS

     The financial highlights are intended to help you understand a Fund's financial performance for the past five years. Certain information in the tables reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the State Funds (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, independent accountants. The report of Deloitte & Touche LLP and the State Funds' financial statements are incorporated herein by reference and included in the State Funds' annual report, which is available on request. Connecticut Fund and Michigan Fund began offering Class A and Class B shares in 1997 and 1996, respectively.


                                                                               CONNECTICUT FUND
                                         -------------------------------------------------------------------------------------------
                                                                             YEAR ENDED MARCH 31,
                                         -------------------------------------------------------------------------------------------
                                                1999(1)                   1998                    1997             1996        1995
                                         -------------------------------------------------------------------------------------------
                                          CLASS A     CLASS B     CLASS A     CLASS B    CLASS A(2)   CLASS B     CLASS B    CLASS B
                                         -------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF YEAR      $10.110     $10.110     $ 9.790    $  9.790    $  9.870    $  9.850    $  9.690   $  9.690
                                         -------     -------     --------    --------    --------    --------    --------   --------
Income (loss) from operations
Net investment income                    $ 0.431     $ 0.365     $ 0.429     $ 0.357(1)  $ 0.087     $ 0.398     $ 0.379    $ 0.373
Net realized and unrealized gain (loss)    0.031       0.025       0.333       0.333      (0.082)     (0.089)      0.150      0.026
                                         --------    --------    --------    --------    ---------   ---------   -------   --------
TOTAL INCOME (LOSS) FROM OPERATIONS      $ 0.462     $ 0.390     $ 0.762     $ 0.690     $ 0.005     $ 0.309     $ 0.529    $ 0.399
                                         -------     -------     -------     -------     -------     -------     -------    -------
Less distributions
From net investment income               $(0.431)   $ (0.370)   $ (0.429)   $ (0.370)   $ (0.085)   $ (0.369)   $ (0.369)  $ (0.373)
In excess of net investment income        (0.011)        ---      (0.013)        ---         ---         ---         ---     (0.026)
                                         --------   ---------   ----------  ---------   ---------   ---------   ---------  ---------
TOTAL DISTRIBUTIONS                      $(0.442)   $ (0.370)   $ (0.442)   $ (0.370)   $ (0.085)   $ (0.369)   $ (0.369)  $ (0.399)
                                         ---------  ---------   ---------   ---------   ---------   ---------   ---------  --------
NET ASSET VALUE - END OF YEAR            $10.130    $ 10.130     $10.110     $10.110     $ 9.790    $  9.790    $  9.850   $  9.690
                                         =======     =======     =======     =======     ========    ========    ========   ========
TOTAL RETURN (5)                            4.45%       3.90%       7.99%       7.02%      (0.13)%      3.21%       5.50%      4.27%

Ratios / Supplemental Data
Net assets, end of year (000's omitted)  $ 7,514    $  1,410    $  6,034    $  2,531    $    586    $ 10,227     $13,014    $15,613
Ratios (as a percentage of average
daily net assets):
 Expenses (6)(7)                            1.16%       1.81%       1.20%       1.92%       0.70%(8)    1.72%       1.53%      1.23%
 Expenses after custodian fee reduction(5)  1.13%       1.78%       1.18%       1.90%       0.66%(8)    1.68%       1.49%       ---
 Net investment income                      4.25%       3.60%       4.26%       3.62%       5.06%(8)    3.93%       3.78%      3.89%
Portfolio Turnover of the Portfolio            5%          5%         23%         23%         46%         46%         52%        73%

+ The operating expenses of the Fund reflect a reduction of the investment adviser fee, an allocation of expenses to the adviser or administrator, or both. Had such action not been taken, the ratios and investment income per share would have been as follows:

Ratios (as a percentage of average daily
net assets):
 Expenses (6)(7)                            1.39%       2.04%       1.43%       2.15%       0.94%(8)    1.96%       1.86%      1.81%
 Expenses after custodian fee
   reduction (6)                            1.36%       2.01%       1.41%       2.13%       0.90%(8)    1.92%        ---        ---
 Net investment income                      4.02%       3.37%       4.03%       3.39%       4.82%(8)    3.69%       3.45%      3.31%
 Net investment income per share         $ 0.408     $ 0.342     $ 0.406     $ 0.334     $ 0.083     $ 0.374     $ 0.346    $ 0.317

                                                                                 MICHIGAN FUND
                                         -------------------------------------------------------------------------------------------
                                                                             YEAR ENDED MARCH 31,
                                         -------------------------------------------------------------------------------------------
                                                1999(1)                   1998                    1997             1996        1995
                                         -------------------------------------------------------------------------------------------
                                          CLASS A    CLASS B     CLASS A     CLASS B    CLASS A(2)   CLASS B     CLASS B    CLASS B
                                         -------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF YEAR      $10.040    $10.040     $  9.740    $  9.740    $  9.740    $  9.730    $  9.630   $ 9.650
                                         -------    -------     --------    --------    --------    --------    --------   --------
Income (loss) from operations
Net investment income                    $ 0.424    $ 0.356    $  0.430    $  0.357(1)  $  0.201    $  0.382    $  0.383   $ 0.364
Net realized and unrealized gain (loss)   (0.056)    (0.053)      0.329       0.329        0.001       0.012       0.090     0.030
                                         ---------- ---------  ---------   ---------   ---------   ---------   ---------  ---------
TOTAL INCOME (LOSS) FROM OPERATIONS      $ 0.368    $ 0.303    $  0.759    $  0.686     $  0.202    $  0.394    $  0.473   $ 0.394
                                         --------   --------    --------    --------    --------    --------    --------   --------
Less distributions
From net investment income               $(0.424)  $ (0.368)   $ (0.430)   $ (0.386)    $ (0.201)   $ (0.384)   $ (0.373)  $(0.364)
In excess of net investment income        (0.014)    (0.005)     (0.029)        ---       (0.001)        ---         ---    (0.050)
                                         --------  ---------   ---------   ---------    ---------  ---------   ---------  ---------
TOTAL DISTRIBUTIONS                      $(0.438)  $ (0.373)   $ (0.459)   $ (0.386)    $ (0.202)   $ (0.384)   $ (0.373)  $(0.414)
                                         ---------  ---------   ---------   --------   ---------   ---------   ---------  ---------
NET ASSET VALUE - END OF YEAR            $ 9.970   $  9.970    $ 10.040     $10.040     $  9.740    $  9.740    $  9.730   $  9.630
                                         ========   ========    =======     =======     ========    ========    ========   ========
TOTAL RETURN (4)                            3.53%      3.06%       8.23%       7.24%        1.89%       4.14%      4.95%       4.24%

Ratios / Supplemental Data
Net assets, end of year (000's omitted)  $ 9,786    $   654    $  9,177    $  1,839     $    406    $ 13,431   $ 18,705    $ 26,048
Ratios (as a percentage of average
daily net assets):
  Expenses (6)(7)                           1.32%      2.02%       1.36%       2.04%        1.18%(8)    1.99%      1.78%       1.55%
  Expenses after custodian fee
    reduction (5)                           1.29%      1.99%       1.32%       2.00%        1.15%(8)    1.96%      1.75%        ---
  Net investment income                     4.23%      3.56%       4.32%       3.72%        4.56%(8)    3.91%      3.92%       3.82%
Portfolio Turnover of the Portfolio           16%        16%         21%         21%          28%         28%        40%        111%

+ The operating expenses of the Fund reflect a reduction of the investment adviser fee, an allocation of expenses to the adviser or administrator, or both. Had such action not been taken, the ratios and investment income per share would have been as follows:

Ratios (as a percentage of average daily net assets):
  Expenses (6)                              ---        ---         ---         ---          ---          ---        ---        1.66%
  Net investment income                     ---        ---         ---         ---          ---          ---        ---        3.71%
Net investment income per share             ---        ---         ---         ---          ---          ---        ---       $0.354

(1)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.
(2) For the period from the start of business of Class A shares to the fiscal year end March 31, 1997. The start of business of Class A shares for the Connecticut Fund and Michigan Fund is January 21, 1997 and October 22, 1996, respectively.
(3) The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(4) Distributions in excess of net investment income are less than $0.001 per share.
(5) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(6) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(7) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
(8)  Annualized.

                                     EXPERTS

     The statement of assets and liabilities, including the statement of investment securities, of National Fund as of March 31, 1999, the related statement of operations for the year then ended, the related statement of changes in net assets for the year then ended and the financial highlights included in its Statement of Additional Information have been incorporated herein in reliance on the report of Deloitte & Touche LLP, independent public accountants, given on the authority of that firm as experts in accounting and auditing.

                                  OTHER MATTERS

     The Board of Trustees does not know of any other matters to be considered at the Special Meeting other than approval of the Plans. If any other matters are properly presented to the Special Meeting, it is the intention of proxy holders to vote such proxies on such matters in accordance with their judgment.

                                                                      EXHIBIT A
                                    AGREEMENT
                                       AND
                             PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 16th day of August, 1999, by and among Eaton Vance Investment Trust, a Massachusetts business trust ("Investment Trust") on behalf of its series Eaton Vance [Connecticut / Michigan] Limited Maturity Municipals Fund ("State Fund") and Eaton Vance National Limited Maturity Municipals Fund ("National Fund").

                                   WITNESSETH

         WHEREAS, Investment Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company authorized to issue an unlimited number of shares of beneficial interest without par value in one or more series (such as National Fund), and the Trustees of Investment Trust have divided the shares of State and National Fund into multiple classes, including Class A and Class B shares ("State Fund Shares" and "National Fund Shares");

         WHEREAS, State Fund currently invests all of its assets in Connecticut / Michigan Limited Maturity Municipals Portfolio (the "Limited Portfolio"), a New York trust registered under the 1940 Act as an open-end management investment company;

         WHEREAS, the National Fund currently invests all of its assets in National Limited Maturity Municipals Portfolio (the "National Portfolio"), a New York trust registered under the 1940 Act as an open-end management investment company;

         WHEREAS, Boston Management and Research, a wholly owned subsidiary of Eaton Vance Management, serves as investment adviser to the Portfolios; and

         WHEREAS, Investment Trust desires to provide for the reorganization of State Fund through the acquisition by National Fund of substantially all of the assets of State Fund in exchange for National Fund Shares in the manner set forth herein;

         NOW,  THEREFORE,   in  consideration  of  the  mutual  promises  herein
contained, the parties hereto agree as follows:

1.       DEFINITIONS

         1.1 The term "1933 Act" shall mean the Securities Act of 1933, as amended.

         1.2 The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

         1.3 The term "Agreement" shall mean this Agreement and Plan of Reorganization.

         1.4 The term "Assumed Liabilities" shall mean all liabilities, expenses, costs, charges and receivables of State Fund as of the Close of Trading on the New York Stock Exchange on the Valuation Date.

         1.5 The term "Business Day" shall mean any day that is not a Saturday or Sunday and that the New York Stock Exchange is open.

         1.6 The term "Close of Trading on the NYSE" shall mean the close of regular trading, which is usually 4:00 p.m. Eastern time.

         1.7 The term "Closing" shall mean the closing of the transaction contemplated by this Agreement.

         1.8 The term "Closing Date" shall mean the first Monday following receipt of all necessary regulatory approvals and the final adjournment of the meeting of State Fund shareholders at which this Agreement is considered, or such other date as may be agreed by the parties on which the Closing is to take place.

         1.9 The term "Commission" shall mean the Securities and Exchange Commission.

         1.10     The term "Custodian" shall mean Investors Bank & Trust
                  Company.

         1.11     The term "Delivery Date" shall mean the date contemplated by
                  Section 3.3 of this Agreement.

         1.12 The term "Investment Trust N-14" shall mean Investment Trust's registration statement on Form N-14, as may be amended, that describes the transactions contemplated by this Agreement and the National Fund Shares.

         1.13 The term "National Investment Trust N-1A" shall mean the registration statement, as amended, on Form N-1A of Investment Trust with respect to National Fund in effect on the date hereof or on the Closing Date, as the context may require.

         1.14     The term "NYSE" shall mean the New York Stock Exchange.

         1.15 The term "Proxy Statement" shall mean the combined prospectus and proxy statement furnished to the State Fund shareholders in connection with this transaction.

         1.16 The term "Securities List" shall mean the list of those securities (and other assets) owned by Investment Trust, on behalf of State Fund, on the Delivery Date.

         1.17 The term "State Investment Trust N-1A" shall mean the registration statement, as amended, on Form N-1A of Investment Trust with respect to State Fund in effect on the date hereof or on the Closing Date, as the context may require.

         1.18 The term "Valuation Date" shall mean the Business Day preceding the Closing Date.

2.       TRANSFER AND EXCHANGE OF ASSETS

         2.1 Reorganization of State Fund. At the Closing, Investment Trust shall transfer all of the assets of State Fund received from the State Portfolio, and assign all Assumed Liabilities to National Fund, and National Fund shall acquire such assets and shall assume such Assumed Liabilities upon delivery by National Fund to State Fund on the Closing Date of Class A and Class B National Fund Shares (including, if applicable, fractional shares) having an aggregate net asset value equal to the value of the assets so transferred, assigned and delivered, less the Assumed Liabilities, all determined and adjusted as provided in Section 2.2. National Fund shall transfer such assets and liabilities to National Portfolio on the Closing Date.

         2.2 Computation of Net Asset Value. The net asset value per share of the National Fund Shares and the net value of the assets of State Fund subject to this Agreement shall, in each case, be determined as of the Close of Trading on the NYSE on the Valuation Date, after the declaration and payment of any dividend on that date. The net asset value of the National Fund Shares shall be computed in the manner set forth in the National Investment Trust Form N-1A.

                           In   determining   the   value   of  the   securities
                  transferred by State Fund to National Fund, each security shall be priced in accordance with the policies and procedures described in the National Investment Trust N-1A. All such computations shall be subject to review, in the discretion of Investment Trust's Treasurer, by Deloitte & Touche LLP, Investment Trust auditors.

3.       CLOSING DATE, VALUATION DATE AND DELIVERY

         3.1 Closing Date. The Closing shall be at the offices of Eaton Vance, The Eaton Vance Building, 255 State Street, Boston, MA 02109 immediately prior to the opening of Eaton Vance's business on the Closing Date. All acts taking place at Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise agreed in writing by the parties.

         3.2 Valuation Date. Pursuant to Section 2.2, the net value of the assets of State Fund and the net asset value per share of National Fund shall be determined as of the Close of Trading on the NYSE on the Valuation Date, after the declaration and payment of any dividend on that date. The stock transfer books of Investment Trust with respect to State Fund will be permanently closed, and sales of State Fund Shares shall be suspended, as of the close of business of Investment Trust on the Valuation Date. Redemption requests thereafter received by Investment Trust with respect to State Fund shall be deemed to be redemption requests for National Fund Shares to be distributed to shareholders of State Fund under this Agreement provided that the transactions contemplated by this Agreement are consummated.

                           In the event  that  trading on the NYSE or on another
                  exchange or market on which securities held by State or National Portfolio, shall be disrupted on the Valuation Date so that, in the judgment of the Trust, accurate appraisal of the net assets of State Fund to be transferred hereunder or the assets of National Fund is impracticable, the Valuation Date shall be postponed until the first Business Day after the day on which trading on such exchange or in such market shall, in the judgment of the Trust, have been resumed without disruption. In such event, the Closing Date shall be postponed until one Business Day after the Valuation Date.

         3.3 Delivery of Securities and other Assets. After the close of business on the Valuation Date, Investment Trust shall issue instructions providing for the delivery of all securities held on behalf of State Fund together with other non-cash assets of State Fund to the Custodian to be held for the account of National Fund, effective as of the Closing. National Fund may inspect such securities at the offices of the Custodian prior to the Valuation Date.

                           Securities  so delivered  shall be in proper form for
                  transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary stock transfer stamps (or other documentation evidencing payment of local taxes), if any, or a check for the appropriate purchase price of such stamps (or payment of such local tax). Unless otherwise directed by Investment Trust in writing on or before the Delivery Date, cash held by and to be delivered, on behalf of State Fund, shall be delivered on the Closing Date and shall be in the form of wire transfer in Federal Funds, payable to the order of the account of National Fund at the Custodian. A confirmation for the National Fund Shares registered in the name of State Fund shall be delivered on the Closing Date.

4.       STATE FUND DISTRIBUTIONS AND TERMINATION

                  As soon as reasonably practicable after the Closing Date, Investment Trust shall pay or make provisions for the payment of all of the debts and taxes of State Fund and distribute all remaining assets, if any, to shareholders of State Fund, and State Fund shall thereafter be terminated under Massachusetts law. The State Portfolio shall liquidate and deregister under the 1940 Act.

                  At, or as soon as may be practicable following the Closing Date, Investment Trust on behalf of State Fund shall instruct National Fund as to the amount of the pro rata interest of each of State Fund's shareholders as of the close of business on the Valuation Date (such shareholders to be certified as such by the transfer agent for Investment Trust), to be registered on the books of National Fund, in full and fractional National Fund Shares, in the name of each such shareholder, and National Fund agrees promptly to transfer the National Fund Shares then credited to the account of State Fund on the books of National Fund to open accounts on the share records of National Fund in the names of State Fund shareholders in accordance with said instruction. Each State Fund shareholder shall receive shares of the corresponding class of National Fund to the class of State Fund held by such shareholder. All issued and outstanding State Fund Shares shall thereupon be canceled on the books of Investment Trust. National Fund shall have no obligation to inquire as to the correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct.

5.       STATE FUND SECURITIES

                  On the Delivery Date, State Portfolio shall deliver the Securities List and tax records. Such records shall be made available by State Portfolio prior to the Closing Date for inspection by the Treasurer (or his designee) and the auditors of National Fund and National Portfolio upon reasonable request. Notwithstanding the foregoing, it is expressly understood that State Portfolio may hereafter until the close of business on the Valuation Date sell any securities owned by it in the ordinary course of its business as an open-end, management investment company.

6.       LIABILITIES AND EXPENSES

                  National Fund shall acquire all liabilities of State Fund, whether known or unknown, or contingent or determined. Investment Trust will discharge all known liabilities of State Fund, so far as may be possible, prior to the Closing Date. State Fund and National Fund shall bear their respective expenses, in connection with carrying out this Agreement.

7.       STATE AND NATIONAL PORTFOLIO REPRESENTATIONS AND WARRANTIES

                  Each of the State and National Portfolio hereby represents, warrants and agrees as follows:

         7.1 Legal Existence. The Portfolio is a trust duly organized and validly existing under the laws of the State of New York.

         7.2 Registration under 1940 Act. The Portfolio is duly registered with the Commission as an open-end management investment company under the 1940 Act and such registration is in full force and effect.

         7.3 Financial Statements. The statement of assets and liabilities, schedule of portfolio investments and related statements of operations and changes in net assets dated March 31, 1999 (audited) fairly present the financial condition of the Portfolio as of said date in conformity with generally accepted accounting principles.

         7.4 No Material Events. There are no legal, administrative or other proceedings pending, or to its knowledge, threatened against the Portfolio which would materially affect its financial condition.

         7.5      Requisite  Approvals.  The  execution  and  delivery  of  this
                  Agreement and the consummation of the transactions contemplated herein have been authorized by the Portfolio's Board of Trustees by vote taken at a meeting of such Board duly called and held on August 16, 1999.

         7.6 No Material Violations. The Portfolio is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of its Declaration of Trust or By-Laws, as each may be amended, of the Portfolio or of any agreement, indenture, instrument, contract, lease or other undertaking to which it is a party or by which it is bound.

         7.7 Taxes and Related Filings. Except where failure to do so would not have a material adverse effect on the Portfolio, the Portfolio has filed and will file or obtain valid extensions of filing dates for all required federal, state and local tax returns and reports for all taxable years through and including the taxable year ended March 31, 1999, and no such filings or reports are currently being audited or contested by the Internal Revenue Service or state or local taxing authority and all federal, state and local income, franchise, property, sales, employment or other taxes or penalties payable have been paid or will be paid, so far as due. The Portfolio is classified as a partnership for federal tax purposes, has qualified as such for each taxable year of its operations, and will qualify as such as of the Closing Date.

         7.8 Good and Marketable Title. On the Closing Date, the Portfolio will have good and marketable title to its assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, and full right, power and authority to sell, assign, transfer and deliver such assets and shall deliver such assets to State Fund. Upon delivery of such assets, State Fund will receive good and marketable title to such assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims, restrictions (including such restrictions as might arise under the 1933 Act) and equities, except as to adverse claims under Article 8 of the Uniform Commercial Code of which National Fund has notice and necessary documentation at or prior to the time of delivery.

         7.9 Books and Records. The Portfolio has maintained all records required under Section 31 of the 1940 Act and rules thereunder.

8.       INVESTMENT TRUST REPRESENTATIONS AND WARRANTIES

                  Investment Trust, on behalf of State and National Funds, hereby represents, warrants and agrees as follows:

         8.1 Legal Existence. Investment Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts. Each of State Fund and National Fund is a validly existing series of Investment Trust. Investment Trust is authorized to issue an unlimited number of shares of beneficial interest of National Fund.

         8.2 Registration under 1940 Act. Investment Trust is duly registered as an open-end management investment company under the 1940 Act and such registration is in full force and effect.

         8.3 Financial Statements. The statement of assets and liabilities and the schedule of portfolio investments and the related statements of operations and changes in net assets of State Fund and National Fund dated March 31, 1999, fairly present the financial condition of State Fund and National Fund as of said dates in conformity with generally accepted accounting principles.

         8.4 No Contingent Liabilities. There are no known contingent liabilities of State Fund or National Fund not disclosed and there are no legal, administrative or other proceedings pending, or to the knowledge of Investment Trust threatened, against State Fund or National Fund which would materially affect its financial condition.

         8.5      Requisite  Approvals.  The  execution  and  delivery  of  this
                  Agreement and the consummation of the transactions contemplated herein, have been authorized by the Board of Trustees of Investment Trust by vote taken at a meeting of such Board duly called and held on August 16, 1999. No approval of the shareholders of National Fund is required in connection with this Agreement or the transaction contemplated hereby.

         8.6 No Material Violations. Investment Trust is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of its Declaration of Trust or By-Laws, as each may be amended, of Investment Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which Investment Trust is a party or by which it is bound.

         8.7 Taxes and Related Filings. Except where failure to do so would not have a material adverse effect on State Fund or National Fund (i) each of State Fund and National Fund has filed or will file (or has obtained valid extensions of filing dates for) all required federal, state and local tax returns and reports for all taxable years through the taxable year ended March 31, 1999 and no such filings are currently being audited or contested by the Internal Revenue Service or state or local taxing authority; and (ii) all federal, state and local income, franchise, property, sales, employment or other taxes or penalties payable pursuant to such returns have been paid or will be paid, so far as due. Each of State Fund and National Fund has elected to be treated as a regulated investment company for federal tax purposes, has qualified as such for each taxable year of its operations and will qualify as such as of the Closing Date.

         8.8 National Investment Trust N-1A Not Misleading. The National Investment Trust N-1A conforms on the date of the Agreement, and will conform on the date of the Proxy Statement and the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

         8.9 Proxy Materials. The Proxy Statement delivered to the State Fund shareholders in connection with this transaction (both at the time of delivery to such shareholders in connection with the meeting of shareholders and at all times subsequent thereto and including the Closing Date) in all material respects, conforms to the applicable requirements of the 1934 Act and the 1940 Act and the rules and regulations of the
                  Commission thereunder, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated thereon or necessary to make statements therein, in light of the circumstances under which they were made, not materially misleading.

9.       CONDITIONS PRECEDENT TO CLOSING

                  The obligations of the parties hereto shall be conditioned on the following:

         9.1      Representations   and  Warranties.   The  representations  and
                  warranties of the parties made herein will be true and correct on the Closing Date.

         9.2 Shareholder Approval. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of State Fund Shares in accordance with the 1940 Act and the Declaration of Trust and By-Laws, each as amended, of Investment Trust.

         9.3 Pending or Threatened Proceedings. On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         9.4 Registration Statement. The Investment Trust N-14 shall have become effective under the 1933 Act; no stop orders suspending the effectiveness of such Investment Trust N-14 shall have been issued; and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         9.5 Declaration of Dividend. Investment Trust shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to State Fund shareholders all of State Fund' investment company taxable income for the final taxable period of State Fund, all of its net capital gain realized in the final taxable period of State Fund (after reduction for any capital loss carryforward) and all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Internal Revenue Code of 1986, as amended, over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of said Code for the final taxable period of State Fund.

         9.6 State Securities Laws. The parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated herein.

         9.7 Performance of Covenants. Each party shall have performed and complied in all material respects with each of the agreements and covenants required by this Agreement to be performed or complied with by each such party prior to or at the Valuation Date and the Closing Date.

         9.8 Due Diligence. Investment Trust shall have had reasonable opportunity to have its officers and agents review the records of State Portfolio.

         9.9 No Material Adverse Change. From the date of this Agreement, through the Closing Date, there shall not have been:

                  (1) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of State Fund or National Fund (other than changes in the ordinary course of its business, including, without limitation, dividends and distributions in the ordinary course and changes in the net asset value per share) which has had a material adverse effect on such business, results of operations, assets or financial condition, except in all instances as set forth in the financial statements;

                  (2) any loss (whether or not covered by insurance) suffered by State Fund or National Fund materially and adversely affecting of State Fund or National Fund, other than depreciation of securities;

                  (3) issued by Investment Trust to any person any option to purchase or other right to acquire shares of any class of State Fund or National Fund Shares (other than in the ordinary course of Investment Trust's business as an open-end management investment company);

                  (4) any indebtedness incurred by State Portfolio or National Portfolio for borrowed money or any commitment to borrow money entered into by State Portfolio or National Portfolio except as permitted in State Investment Trust N-1A or National Investment Trust N-1A and disclosed in financial statements required to be provided under this Agreement;

                  (5) any amendment to the Declaration of Trust or By-Laws of Investment Trust that will adversely affect the ability of Investment Trust to comply with the terms of this Agreement; or

                  (6) any grant or imposition of any lien, claim, charge or encumbrance upon any asset of State Portfolio except as provided in State Investment Trust N-1A so long as it will not prevent Investment Trust from complying with Section 7.8.

         9.11 Lawful Sale of Shares. On the Closing Date, National Fund Shares to be issued pursuant to Section 2.1 of this Agreement will be duly authorized, duly and validly issued and outstanding, and fully paid and non-assessable by Investment Trust, and conform in all substantial respects to the description thereof contained in the Investment Trust N-14 and Proxy Statement furnished to the State Fund shareholders and the National Fund Shares to be issued pursuant to paragraph
                  2.1 of this Agreement will be duly registered under the 1933 Act by the Investment Trust N-14 and will be offered and sold in compliance with all applicable state securities laws.

10.      ADDRESSES

                  All notices required or permitted to be given under this Agreement shall be given in writing to The Eaton Vance Building, 255 State Street, Boston, MA 02109 (Attention: Eric G. Woodbury, Esq.), or at such other place as shall be specified in written notice given by either party to the other party to this Agreement and shall be validly given if mailed by first-class mail, postage prepaid.

11.      TERMINATION

                  This Agreement may be terminated by either party upon the giving of written notice to the other, if any of the representations, warranties or conditions specified in Section 7, 8 or 9 hereof have not been performed or do not exist on or before February 28, 2000. In the event of termination of this Agreement pursuant to this provision, neither party (nor its officers, Trustees or shareholders) shall have any liability to the other.

12.      MISCELLANEOUS

                  This Agreement shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Massachusetts. Investment Trust represents that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein. Investment Trust represents that this Agreement constitutes the entire agreement between the parties as to the subject matter hereof. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be executed in any number of counterparts, each of which shall be deemed an original. Whenever used herein, the use of any gender shall include all genders.

13.      PUBLICITY

                  Any announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as Investment Trust shall determine.

14.      AMENDMENTS

                  At any time prior to or after approval of this Agreement by State Fund shareholders (i) the parties hereto may, by written agreement and without shareholder approval, amend any of the provisions of this Agreement, and (ii) either party may waive without such approval any default by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing); provided, however, that following shareholder approval, no such amendment may have the effect of changing the provisions for determining the number of National Fund Shares to be received by State Fund shareholders under this Agreement to the detriment of such shareholders without their further approval. The failure of a party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

15.      MASSACHUSETTS BUSINESS TRUST

                  References in this Agreement to Investment Trust mean and refer to the Trustees, from time to time serving under its Declarations of Trust on file with the Secretary of the Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which they conduct their businesses. It is expressly agreed that the obligations of Investment Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of Investment Trust as provided in said Declaration of Trust. The execution and delivery of this Agreement has been authorized by the respective trustees and signed by an authorized officer of Investment Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them but shall bind only the trust property of Investment Trust as provided in such Declaration of Trust. No series of Investment Trust shall be liable for the obligations of any other series.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and its seal affixed hereto by their officers thereunto duly authorized, as of the day and year first above written.

ATTEST:                                 EATON VANCE INVESTMENT TRUST
                                        (on behalf of Eaton Vance [Connecticut /
                                         Michigan] Limited Maturity Municipals
                                         Fund)

/s/ Eric G. Woodbury                    By: /s/ Thomas J. Fetter
--------------------                        --------------------
Assistant Secretary                         President

                                        EATON VANCE INVESTMENT TRUST
                                        (on  behalf of Eaton Vance National
                                         Limited Maturity Municipals Fund)

/s/ Eric G. Woodbury                    By: /s/ Thomas J. Fetter
--------------------                        --------------------
Assistant Secretary                         President

                                        [CONNECTICUT / MICHIGAN] LIMITED
                                        MATURITY MUNICIPALS PORTFOLIO

/s/ Eric G. Woodbury                    By: /s/ Thomas J. Fetter
--------------------                        --------------------
Assistant Secretary                         President

                                        NATIONAL LIMITED MATURITY
                                        MUNICIPALS PORTFOLIO

/s/ Eric G. Woodbury                    By: /s/ Thomas J. Fetter
--------------------                        --------------------
Assistant Secretary                         President

                                                                       Exhibit B

             Management's Discussion of National Fund's Performance
                       for the Year Ended March 31, 1999

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 1999 LETTER TO SHAREHOLDERS

[PHOTO]           Eaton Vance National Limited Maturity Municipals Fund, Class
                  A, had a total return of 3.9% for the year ended March 31,
                  1999. That return was the result of a decline in net asset value (NAV) to $10.49 on March 31, 1999 from $10.58 on March
Thomas J. Fetter  31, 1998, and the reinvestment of $0.519 in dividends exempt
President         from regular federal income tax.(1)

Class B shares had a total return of 3.3% for the year ended March 31, 1999, the result of a decline in NAV to $10.49 from $10.58, and the reinvestment of $0.436 in dividends exempt from regular federal income tax.(1)

Class C shares had a total return of 3.2% for the year ended March 31, 1999, the result of a decline in NAV to $9.82 from $9.92, and the reinvestment of $0.418 in dividends exempt from regular federal income tax.(1)

Based on the Fund's most recent dividends and net asset values of $10.49, $10.49, and $9.82, respectively, the Fund's Class A, B, and C shares had distribution rates of 5.10%, 4.29%, and 4.28%, respectively, at March 31, 1999.(2) SEC 30-day yields for Classes A, B, and C shares were 4.26%, 3.61%, and 3.50%, respectively, at March 31, 1999.(3)

Municipal bonds trailed Treasuries through most of 1998, but rallied in the first quarter of 1999...

Through much of 1998, the Treasury bond market advanced strongly, amid continued low inflation and fears that an Asian financial crisis could provoke an economic slowdown. Municipal bonds trailed the Treasury market through much of 1998, but gained ground in the first quarter of 1999. A heavy new issue calendar produced supply pressures for the tax-exempt market, with more than $300 billion in new municipal issues coming to market in 1998. However, in the first three months of 1999, supply eased somewhat.

Taxes remain high, while tax reform is again stalled in Congress...

The election year promises of tax cuts appear to have reached a roadblock in Washington. Meanwhile, it is estimated that the average American worked until May 10 to pay his or her taxes in 1998, according to the Tax Foundation. That poses an enormous financial burden - and an increasing challenge for those who may be simultaneously paying for college tuition, caring for elderly parents, or trying to plan for their own retirement.

Amid low inflation and growing federal budget surpluses, we believe that the outlook for bonds remains favorable. At their recent levels, municipal bonds are especially attractive. Moreover, municipal bonds remain an excellent fixed-income alternative - to diversify one's investment portfolio and to help lower one's tax burden.


                             Sincerely,

                             /s/ Thomas J. Fetter

                             Thomas J. Fetter
                             President
                             May 9, 1999

---------------------------------------------------------------------------------------------------------------------------------
Fund Information
as of March 31, 1999


Performance(4)        Class A   Class B   Class C                                       Five Largest Sector Weightings(5)
----------------------------------------------------------------------------------      --------------------------------------
Average Annual Total Returns (at net asset value)
----------------------------------------------------------------------------------
One Year                3.9%      3.3%      3.2%                                        ESCROWED/PREREFUNDED            19.1%
Five Years              N.A.      5.0       4.7
Life of Fund+           6.6       5.2       3.8                                         INDUSTRIAL DEVELOPMENT BONDS  14.8%

SEC Average Annual Total Returns (including sales charge or applicable CDSC)            GENERAL OBLIGATIONS   9.6%

----------------------------------------------------------------------------------      COGENERATION   8.8%
One Year                1.6%      0.3%      2.3%
Five Years              N.A.      5.0       4.7                                         HOSPITAL    7.1%
Life of Fund+           5.8       5.2       3.8
+Inception dates: Class A: 6/27/96; Class B: 5/22/92; Class C: 12/8/93

-------------------------------------------------------------------------------
Federal income tax information on distributions. For federal income tax purposes, 99.76% of the total dividends paid by the Fund from net investment income during the year ended March 31, 1999 was designated as an exempt-interest dividend.
-------------------------------------------------------------------------------

(1) These returns do not include the 2.25% maximum sales charge for the Fund's
Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B or C shares. A portion of the Fund's income may be subject to federal income and/or alternative minimum tax. Income may be subject to state tax.
(2) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share
(annualized) by the net asset value. (3) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 2.25% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 3% - 1st year; 2.5% - 2nd year; 2% - 3rd year; 1% - 4th year. Class C 1-year SEC return reflects 1%
CDSC. (5) Five largest sector weightings account for 59.4% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total investments of the Portfolio. Holdings are subject to change.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 1999 MANAGEMENT DISCUSSION

    [Photo]            An interview with
                       William H. Ahern,
William H. Ahern       portfolio manager of
Portfolio Manager      Eaton Vance National Limited
                       Maturity Municipals Fund.

                       Q: Bill, the financial markets featured a good deal of volatility in the past year. How did the intermediate segment of the municipal bond market fare in this volatile climate?

A: The past fiscal year proved a very challenging climate for fixed-income investors, with global currency crises brewing and growing economic concerns over Russia and Brazil. Intermediate-term municipals (i.e., those with maturities of between 3 and nine years) generally produced slightly lower returns than longer-term bonds for the entire year. However, when the financial markets were at their MOST volatile, intermediate-term bonds once again showed less volatility than bonds with longer-term maturities.

     The numbers tell the story. In October, financial worries in Asia, Russia and Latin America combined with the Long-Term Capital debacle to drive investors to the Treasury market. That trend significantly weakened non-Treasury markets - including municipal bonds. In the October flight to Treasuries, yields on existing 30-year municipal bonds rose from 4.97% to 5.03%. However, yields on existing five-year municipal bond yields actually DECLINED during the same period, falling from 3.92% to 3.81%. The outperformance of the intermediate sector in a period of financial turmoil demonstrated a major reason they appeal to conservative investors.

Q:   How did the market's volatility affect your strategy?

A: The Portfolio was well-positioned to weather the market's volatility. In an uncertain economic environment, fixed-income investors may seek to shorten the duration of their investments. Consistent with its investment mandate, the Portfolio maintained a shorter duration than those typically maintained by long-term funds. At March 31, the Portfolio's average dollar-weighted duration was 6.5 years. In addition, the Portfolio was extremely well diversified along market sectors and industries. Finally, the Portfolio was well-served by its premium bonds. Typically, these high-coupon issues have provided an extra measure of protection in a difficult market environment.

Q:   How have you positioned the Portfolio in recent months?

A: Escrowed bonds - bonds that have been prerefunded in anticipation of their call date and backed by Treasury bonds were the Portfolio's largest sector weighting at March 31, constituting 19.1% of the Portfolio. Industrial develop-



Portfolio Quality Weightings(1)       Portfolio Overview(1)                (1)Because the Fund is actively managed, Portfolio
-----------------------------         -------------------                     Ratings and Portfolio Overview are subject to change.
                AAA        12.9%      Number of Issues               87
                AA          7.7%      Average Rating               BBB+
[Pie Chart]     A          17.1%      Duration                 6.5 Yrs.
                Not rated  42.3%      Effective Maturity       9.1 Yrs.
                B           1.0%      Average Call             8.0 Yrs.
                BB          3.3%      Average Dollar Price      $102.00
                BBB        20.5%

-------------------------------------------------------------------------------
MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
-------------------------------------------------------------------------------

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 1999 MANAGEMENT DISCUSSION CONT'D

     ment bonds (IDB) represented another 14.8% of the Portfolio. General obligations of city, state, and agency issuers were the third largest weighting, at 9.6% of the Portfolio.

Q: Could you define industrial development bonds and indicate why you like them?

A: Certainly. Various development agencies at the state and local levels issue industrial development bonds to help promote economic and industrial development. The bonds finance public works, such as airports or port facilities; industrial developments for private companies; and pollution control facilities designed to promote a cleaner environment.

     These bonds benefit the public because they typically finance industrial projects and promote job creation; they are popular with private enterprise because they provide vital financial support; and they're appealing to investors because they may offer very attractive tax-exempt yields.

     We made a major effort to further diversify the Portfolio's IDB holdings, especially in light of an uncertain economic climate. The Portfolio's bonds financed projects for companies that included International Paper Co., American Airlines, and consumer products leader Proctor & Gamble.

-------------------------------------------------------------------------------
Your Investment at Work                                               [GRAPHIC]

  New Jersey Economic
  Development Authority
  The Chelsea at East Brunswick

- These bonds were issued to finance the construction costs of an assisted living facility in East Brunswick run by the Chelsea Management Group.

- The facility provides senior citizens with an attractive living alternative, featuring a wide array of services, including meals, housekeeping, transportation, exercise and leisure activities.

- The bond carries an exceptional 8.00% coupon. This issue was representative of the Portfolio's efforts to find good income opportunities in research-intensive, non-rated bonds.
-------------------------------------------------------------------------------

Q:   How did the Portfolio benefit from its escrowed bond holdings?

A: Escrowed bonds are bonds that have been pre-refunded by their issuers. Typically, issuers take advantage of a significant decline in interest rates, such as we've seen in recent years, to refinance outstanding debt. While the issuer is able to lower its interest costs, the outstanding bonds are backed by U.S. Treasury bonds and therefore regarded as very high quality. The Portfolio benefited because the value of these bonds increased significantly following their pre-refunding.

Q:   Are you still seeing value in the non-rated segment of the market?

A: Yes, we've continued to find value among non-rated bonds, although we've become more selective. There has been an ongoing trend in recent years toward the issuance of insured bonds. That, in turn, has created an increasingly generic municipal bond market, with fewer opportunities among single-A and double-A rated bonds. As a result, quality spreads have narrowed dramatically. Lower-rated and non-rated rated bonds have subsequently outperformed higher-rated issues such as insured bonds.

     In that changing marketplace, we have made the non-rated segment a specialty at Eaton Vance. By increasing our research and resources in this part of the market, we've been able to uncover promising non-rated opportunities. However, at this advanced state of the economic expansion, we believe it is prudent to become increasingly selective about the projects in which we participate.

Q:   In what sectors have you found opportunities in non-rated bonds?

A: Our non-rated bond holdings are very well diversified, including housing bonds, general obligations, hospitals, industrial development bonds, and senior living/life care bonds.

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 1999 MANAGEMENT DISCUSSION CONT'D

     Senior living and life care facilities have continued to play an important role in the Portfolio. With the aging of the population, providing housing and ongoing care for senior citizens has become a growth industry.

     Senior living facilities provide a range of services that can be tailored to the particular needs of individual residents. Facilities may include apartments for those who are able to live independently, as well as more advanced care for those who need day-to-day assistance. This concept has become so popular in recent years that there is a danger of overbuilding in some areas. That is where our research and experience have given us a distinct advantage.

Q:   Bill, what is your outlook for the municipal market in the coming year?

A: For several years running, the economy has registered fairly strong growth while inflation has not posed a significant threat. That suggests a good climate for the bond market. In addition, the elimination of federal budget deficits should result in a reduced supply of bonds in coming years - another positive trend.

     As for the municipal market, there appears to be unusually good value in municipal bonds. Clearly, while many investors have enjoyed the unprecedented returns the equity market has produced in recent years, we believe it is a prudent move to re-allocate some assets to fixed-income investments, especially with increasing global tensions. The uncertainties of global politics could well contribute to more market volatility in the future. For risk-averse investors who want a competitive level of tax-free income, I believe the intermediate-term municipals merit some attention.1

     (1) A portion of the Fund's income may be subject to federal income and/or alternative minimum tax. Income may be subject to state tax.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE NATIONAL LIMITED MATURITY MUNCIPALS FUND, CLASS B VS. LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX*
MAY 31, 1992 - MARCH 31, 1999

          DATE        FUND/NAV     LB7YMBI
       5/31/92         $10,000     $10,000
       6/30/92         $10,120     $10,159
       7/31/92         $10,459     $10,462
       8/31/92         $10,327     $10,354
       9/30/92         $10,391     $10,438
      10/31/92         $10,274     $10,368
      11/30/92         $10,517     $10,522
      12/31/92         $10,613     $10,608
       1/31/92         $10,722     $10,763
       2/28/93         $11,041     $11,093
       3/31/93         $10,905     $10,947
       4/30/93         $10,983     $11,015
       5/31/93         $11,031     $11,048
       6/30/93         $11,157     $11,250
       7/31/93         $11,180     $11,252
       8/31/93         $11,344     $11,451
       9/30/93         $11,441     $11,577
      10/31/93         $11,464     $11,607
      11/30/93         $11,391     $11,505
      12/31/93         $11,549     $11,716
       1/31/94         $11,652     $11,840
       2/28/94         $11,465     $11,583
       3/31/94         $11,134     $11,274
       4/30/94         $11,193     $11,356
       5/31/94         $11,258     $11,413
       6/30/94         $11,224     $11,392
       7/31/94         $11,357     $11,553
       8/31/94         $11,381     $11,613
       9/30/94         $11,281     $11,502
      10/31/94         $11,171     $11,387
      11/30/94         $11,023     $11,221
      12/31/94         $11,180     $11,391
       1/31/95         $11,369     $11,604
       2/28/95         $11,556     $11,866
       3/31/95         $11,627     $11,989
       4/30/95         $11,635     $12,021
       5/31/95         $11,821     $12,341
       6/30/95         $11,780     $12,330
       7/31/95         $11,880     $12,487
       8/31/95         $11,965     $12,634
       9/30/95         $12,029     $12,683
      10/31/95         $12,117     $12,793
      11/30/95         $12,227     $12,934
      12/31/95         $12,279     $13,003
       1/31/96         $12,368     $13,129
       2/28/96         $12,302     $13,084
       3/31/96         $12,151     $12,956
       4/30/96         $12,133     $12,932
       5/31/96         $12,113     $12,913
       6/30/96         $12,148     $13,012
       7/31/96         $12,201     $13,120
       8/31/96         $12,232     $13,127
       9/30/96         $12,351     $13,246
      10/31/96         $12,442     $13,388
      11/30/96         $12,647     $13,612
      12/31/96         $12,569     $13,570
       1/31/97         $12,538     $13,619
       2/28/97         $12,662     $13,732
       3/31/97         $12,553     $13,554
       4/30/97         $12,658     $13,624
       5/31/97         $12,803     $13,795
       6/30/97         $12,900     $13,927
       7/31/97         $13,133     $14,249
       8/31/97         $13,053     $14,149
       9/30/97         $13,163     $14,298
      10/31/97         $13,221     $14,383
      11/30/97         $13,296     $14,434
      12/31/97         $13,493     $14,610
       1/31/98         $13,669     $14,763
       2/28/98         $13,719     $14,777
       3/31/98         $13,747     $14,777
       4/30/98         $13,702     $14,691
       5/31/98         $13,852     $14,907
       6/30/98         $13,899     $14,949
       7/31/98         $13,905     $14,999
       8/31/98         $14,048     $15,227
       9/30/98         $14,132     $15,423
      10/31/98         $14,112     $15,445
      11/30/98         $14,125     $15,487
      12/31/98         $14,159     $15,520
       1/31/99         $14,250     $15,747
       2/28/99         $14,196     $15,657
       3/31/99         $14,200     $15,652


Performance**                 Class A    Class B   Class C
----------------------------------------------------------
Average Annual Total Returns (at net asset value)
----------------------------------------------------------
One Year                       3.9%       3.3%       3.2%
Five Years                     N.A.       5.0        4.7
Life of Fund+                  6.6        5.2        3.8

SEC Average Annual Total Returns (including sales charge or
applicable CDSC)
-----------------------------------------------------------
One Year                       1.6%       0.3%       2.3%
Five Years                     N.A.       5.0        4.7
Life of Fund+                  5.8        5.2        3.8

+Inception dates: Class A: 6/27/96; Class B: 5/22/92; Class C: 12/8/93

* Source: TowersData, Bethesda, MD.

  The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged market index of intermediate-term municipal bonds. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in the Fund's Class A shares on 6/30/96 at net asset value would have been worth $11,911 on March 31, 1999; $11,645, including the Fund's 2.25% maximum sales charge. An investment in the Fund's Class C shares on 12/31/93 at net asset value would have been worth $12,165 on March 31, 1999.

**Returns are calculated by determining the percentage change in net asset value
  (NAV) with all distributions reinvested. SEC returns for Class A reflect the maximum 2.25% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 3% - 1st year; 2.5% - 2nd year; 2% - 3rd year; 1% - 4th year. SEC 1-Year return for Class C reflects
  1% CDSC.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                                     PART C.

                                OTHER INFORMATION


ITEM 15. INDEMNIFICATION

     No change from the information set forth in Item 25 of Form N-1A filed as Post-Effective Amendment No. 42 to the Registration Statement under the
Securities Act of 1933 (File No. 33-1121) and Amendment No. 45 to the Registration Statement under the Investment Company Act of 1940 (File No. 811-4443) (Accession No. 0000950156-99-000469) (the "Registrant's N-1A"), which information is incorporated herewith by reference.

     Registrant's Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering insured by reason of negligent errors and omissions committed in their capacities as such.

ITEM 16. EXHIBITS

(1)  (a)      Amended  and  Restated  Declaration  of Trust of Eaton  Vance
              Investment Trust dated January 11, 1993 filed as Exhibit (1)(a) to
              Post-Effective   Amendment  No.  34  to   Registrant's   N-1A  and
              incorporated herein by reference.

     (b) Amendment to Declaration of Trust dated June 23, 1997 filed as Exhibit (1)(b) to Post-Effective Amendment No. 41 to Registrant's N-1A and incorporated herein by reference.

     (c) Establishment and Designation of Classes of Shares of Beneficial Interest, without Par Value, dated June 26, 1996 filed as Exhibit
              (a)(3) to Post-Effective Amendment No. 41 to Registrant's N-1A and incorporated herein by reference.

(2)  (a)      By-Laws as amended March 30, 1992 filed as Exhibit (2)(a) to
              Post-Effective Amendment No. 34 to Registrant's N-1A and incorporated herein by reference.

     (b)      Amendment  to By-Laws  dated  December  13,  1993 filed as Exhibit
              (2)(b) to Post-Effective Amendment No. 34 to Registrant's N-1A and incorporated herein by reference.

(3)           Not applicable.

(4)  (a)      Agreement and Plan of  Reorganization by and among Eaton Vance
              Investment  Trust, on behalf of its series Eaton Vance Connecticut
              Limited Maturity  Municipals Fund and Eaton Vance National Limited
              Maturity   Municipals   Fund  filed  as  Exhibit   (4)(a)  to  the
              Registant's N-14 and incorporated herein by reference.

     (b) Agreement and Plan of Reorganization by and among Eaton Vance Investment Trust, on behalf of its series Eaton Vance Michigan Limited Maturity Municipals Fund and Eaton Vance National Limited Maturity Municipals Fund filed as Exhibit (4)(b) to the Registrant's N-14 and incorporated herein by reference.

(5)           Not applicable.

(6)           Not applicable.

(7)  (a)      Distribution  Agreement  between Eaton Vance Investment Trust and Eaton Vance Distributors, Inc., dated June 23, 1997 with attached Schedule A filed as Exhibit (6)(a) to Post-Effective
              Amendment No. 39 to Registrant's N-1A and incorporated herein by reference.

     (b) Selling Group Agreement between Eaton Vance Distributors, Inc. and Authorized Dealers filed as Exhibit (6)(b) to the Registration Statement of Eaton Vance Growth Trust (File Nos. 2-22019, 811-1241) Post-Effective Amendment No. 61 and incorporated herein by reference.

(8) The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its Independent Trustees. See in the Matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November 1, 1994).

(9)  (a)      Custodian  Agreement with Investors Bank & Trust Company dated
              April 15,  1994 filed as Exhibit (8) to  Post-Effective  Amendment
              No. 34 to Registrant's N-1A and incorporated herein by reference.

     (b) Amendment to Custodian Agreement with Investors Bank & Trust Company dated October 23, 1995 filed as exhibit (8)(b) to Post-Effective Amendment No. 35 to Registrant's N-1A and incorporated herein by reference.

     (c) Amendment to Master Custodian Agreement with Investors Bank & Trust Company dated December 21, 1998 filed as Exhibit (g)(3) to the Registration Statement of Eaton Vance Municipals Trust (File Nos. 33-572, 811-4409) (Accession No. 0000950156-99-000050) and
              incorporated herein by reference.

(10) (a) Eaton Vance Investment Trust Class A Service Plan adopted June 23, 1997 with attached Schedule A effective June 23, 1997 filed as Exhibit (15)(a) to Post-Effective Amendment No. 39 to Registrant's N-1A and incorporated herein by reference.

     (b) Eaton Vance Investment Trust Class B Distribution Plan adopted June 23, 1997 with attached Schedule A effective June 23, 1997 filed as Exhibit (15)(b) to Post-Effective Amendment No. 39 to Registrant's N-1A and incorporated herein by reference.

     (c) Eaton Vance Investment Trust Class C Distribution Plan adopted June 23, 1997 with attached Schedule A effective June 23, 1997 filed as Exhibit (15)(c) to Post-Effective Amendment No. 39 to Registrant's N-1A and incorporated herein by reference.

     (d) Multiple Class Plan for Eaton Vance Funds dated June 23, 1997 filed as Exhibit (18) to Post-Effective Amendment No. 39 to Registrant's N-1A and incorporated herein by reference.

(11) Opinion and Consent of Counsel as to legality of securities being issued filed as Exhibit (11) to the Registrant's N-14 and incorporated herein by reference.

(12) Form of Tax Opinion of Hale and Dorr LLP filed as Exhibit (12) to the Registrant's N-14 and incorporated herein by reference.

(13)(a) Amended Administrative Services Agreement between Eaton Vance Investment Trust (on behalf of certain of its series) and Eaton Vance Management dated June 19, 1995, with attached schedules (including Amended Schedule A) filed as Exhibit (9) to Post-Effective Amendment No. 34 to Registrant's N-1A and incorporated herein by reference.

     (a)(1) Amendment to Schedule A dated June 23, 1997 to the Amended Administrative Services Agreement dated June 19, 1995 filed as Exhibit (9)(a)(1) to Post-Effective Amendment No. 39 to Registrant's N-1A and incorporated herein by reference.

     (b)      Transfer  Agency  Agreement dated January 1, 1998 filed as Exhibit
              (k)(b) to the Registration Statement on Form N-2 of Eaton Vance Advisers Senior Floating-Rate Fund (File Nos. 333-46853, 811-08671) (Accession No. 0000950156-98-000172) and incorporated herein by reference.

(14) (a) Consent of Deloitte & Touche LLP regarding financial statements of Registrant on behalf of Eaton Vance Connecticut Limited Maturity Municipals Funds filed as Exhibit (14)(a) to the Registrant's N-14 and incorporated herein by reference.

     (b) Consent of Deloitte & Touche LLP regarding financial statements of Registrant on behalf of Eaton Vance Michigan Limited Maturity Municipals Funds filed as Exhibit (14)(b) to the Registrant's N-14 and incorporated herein by reference.

     (c) Consent of Deloitte & Touche LLP regarding financial statements of Registrant on behalf of Eaton Vance National Limited Maturity Municipals Fund filed as Exhibit (14)(c) to the Registrant's N-14 and incorporated herein by reference.

(15)          Not Applicable.

(16) Power of Attorney for the Registrant dated August 16, 1999 filed as Exhibit (16) to the Registrant's N-14 and incorporated herein by reference.

(17) Rule 24f-2 Election of Registrant filed as Exhibit (17) to the Registrant's N-14 and incorporated herein by reference.

ITEM 17. UNDERTAKINGS.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933 (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, the Registrant has duly caused this Pre-Effective Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and the Commonwealth of Massachusetts on the 21st day of September, 1999.

                                        EATON VANCE INVESTMENT TRUST

                                        /s/ THOMAS J. FETTER
                                        Thomas J. Fetter, President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Pre-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in their capacities on September 21, 1999.

             Signature                             Title

/s/ Thomas J. Fetter                President and Principal Executive Officer
Thomas J. Fetter

/s/ James L. O'Connor               Treasurer and Principal Financial and
James L. O'Connor                               Accounting Officer

Jessica M. Bibliowicz*                             Trustee
Jessica M. Bibliowicz

Donald R. Dwight*                                  Trustee
Donald R. Dwight

/s/ James B. Hawkes                                Trustee
James B. Hawkes

Samuel L. Hayes, III*                              Trustee
Samuel L. Hayes, III

Norton H. Reamer*                                  Trustee
Norton H. Reamer

Lynn A. Stout*                                     Trustee
Lynn A. Stout

Jack L. Treynor*                                   Trustee
Jack L. Treynor

*By:     /s/ Eric G. Woodbury
         Eric G. Woodbury
         As Attorney-in-fact